Exhibit 6

                        TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:
Corporate Backed Trust Certificates, Brunswick Corporation Note-Backed Series 2002-3

*CUSIP:  21988G494      Class   A-1
         21988GBP0      Class   A-2

In accordance with the Standard Terms and Conditions of Trust, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending August 1, 2003.

INTEREST ACCOUNT

Balance as of February 1, 2003 .................................           $0.00
         Scheduled Income received on securities ...............     $391,875.00
         Unscheduled Income received on securities .............           $0.00

LESS:
         Distribution to Class A-1 Holders .....................    -$391,874.69
         Distribution to Class A-2 Holders .....................          -$0.00
         Distribution to Depositor .............................          -$0.00
         Distribution to Trustee ...............................          -$0.31
Balance as of August 1, 2003 ...................................           $0.00

PRINCIPAL ACCOUNT

Balance as of February 1, 2003 .................................           $0.00
         Scheduled principal payment received on securities ....           $0.00

LESS:
       Distribution to Holders .................................          -$0.00
Balance as of August 1, 2003 ...................................           $0.00

                 UNDERLYING SECURITIES HELD AS OF August 1, 2003

               Principal
                 Amount                  Title of Security
               ---------                 -----------------
              $11,000,000     Brunswick Corporation 7 1/8% Notes due
                              August 1, 2027

                              *CUSIP: 117043AG4

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.


                                       13